--------------------------------------------------------------------------------
                                                                 SMALL-CAP VALUE
--------------------------------------------------------------------------------

AllianceBernstein
Small Cap Value
Fund

Semi-Annual Report
May 31, 2001

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                           o  Are Not FDIC Insured
                           o  May Lose Value
                           o  Are Not Bank Guaranteed
                          ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
July 17, 2001

Dear Shareholder:

We are pleased to provide the first shareholder report for AllianceBernstein Small Cap Value Fund (the "Fund"). This report provides the performance, investment strategy and outlook of the Fund for the semi-annual reporting period ended May 31, 2001.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of companies with small market capitalizations that are determined by Alliance's Bernstein unit to be undervalued and whose long-term earnings power is not reflected in the current market price of their securities. The Fund may also invest in securities issued by non-U.S. companies.

Investment Results

The following table provides performance for the Fund and its benchmark, the Russell 2500 Index, for the period since the Fund's inception on March 29, 2001 through May 31, 2001.

INVESTMENT RESULTS*
Period Ended May 31, 2001

                                                          --------------------
                                                              Total Returns
                                                          --------------------
                                                                       Since
                                                                     Inception**
------------------------------------------------------------------------------
AllianceBernstein Small Cap Value Fund
  Class A                                                             8.40%
------------------------------------------------------------------------------
  Class B                                                             8.40%
------------------------------------------------------------------------------
  Class C                                                             8.30%
------------------------------------------------------------------------------
Russell 2500 Index                                                   12.11%
------------------------------------------------------------------------------

* The Fund's investment results are total returns since the Fund's inception on March 29, 2001 and are based on the net asset value (NAV) of each class of shares as of May 31, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

    The unmanaged Russell 2500 Index is a capitalization-weighted index that includes 2,500 small and mid-cap U.S. stocks. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including the AllianceBernstein Small Cap Value Fund.

** The Fund's inception date for all share classes is March 29, 2001. Data for the Russell 2500 Index is from the closest month-end after the Fund's inception date.

    Additional investment results appear on pages 5-6.

Since its inception on March 29, 2001, the Fund underperformed its benchmark, the Russell 2500 Index, an unmanaged index that is comprised of 2,500 small- and mid-cap U.S. stocks for the period ended May 31, 2001. The Fund's performance during the period under review largely reflects its value approach to investing in a period when value stocks underperformed the broader small-cap market. The Fund's


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN SMALL CAP VALUE FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

return was only slightly behind the 8.9% return of the Russell 2500 Value Index, which substantially lagged the Russell 2500 Index's 12.1% gain. In particular, the Fund's returns were hurt by its avoidance of most health care stocks, which as a group, rebounded after performing poorly during the first quarter of 2001. The Fund currently holds few health care stocks because we believe that most stocks in the sector sell at prices that reflect excessively optimistic assumptions about future earnings growth. The few stocks in the sector that do appear to have low prices are primarily unstable health care service companies whose outlooks, in our estimation, are too uncertain to make them attractive, even at their relatively low share prices.

Market Review

Smaller-cap stocks continued to outpace larger-cap stocks in recent months. During the two months since the Fund's inception, the Russell 2500 Index gained 12.1%, well ahead of the 8.5% gain of the Standard & Poor's (S&P) 500 Stock Index. Over the past year, as the S&P 500 Stock Index fell 12.4%, the Russell 2500 Index gained 2.5%.

The value style of investing, however, took a step back after taking several steps forward. The Russell 2500 Value Index gained 8.9% in April and May, while the Russell 2500 Index gained 12.1% and the Russell 2500 Growth Index gained 18.5%. Nonetheless, small-cap value stocks remain well ahead of small-cap growth stocks for the year thus far. Since the beginning of March 2000, the Russell 2500 Value Index has outperformed its growth counterpart by a startling 69%.

Strategy and Outlook

Despite the robust performance of small-cap value stocks since March 2000, we believe that the value recovery is not yet complete. Some of the most compelling opportunities exist within the commodities sector. Thus, the Fund maintains significant holdings in chemical companies and paper companies. The prices of these stocks have been depressed for several years due to investors who were caught up in the Internet euphoria and viewed such stocks as unrewarding "Old Economy" companies. As a result, these industries were capital-starved and added little, if any, capacity--even in the face of rising demand. Now, supplies are tight


--------------------------------------------------------------------------------
2 o ALLIANCEBERNSTEIN SMALL CAP VALUE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

and product prices high. Thus, we expect these companies to be less vulnerable to a slowing economy than those in similar periods prior, and to rebound faster when economic growth resumes. Their share prices, however, do not yet reflect these strengths.

The Fund also emphasizes low-priced regional banks that generally have strong or improving loan portfolios and solid, if not spectacular, earnings. While the economic slowdown may increase their credit losses, it has prompted the Federal Reserve to cut short-term interest rates. As a result, banks earn a larger spread between the short-term rates at which they borrow and the long-term rates at which they lend. We also see these holdings as defensive. Unlike brokerages and most money-center banks, the Fund's regional bank holdings derive little of their revenues from capital-markets activities, so their earnings are not falling with trading volume and the pace of initial public offerings.

The Fund has very few holdings in the technology sector, and no Internet names, because our research suggests the earnings disappointments that have hammered technology stocks for the past year are likely to continue. Technology and telecommunications companies used the abundance of capital available to them during the Internet boom to build too much capacity and now demand is falling. We believe it could take quite some time for sales and earnings to recover. Given the gloomy earnings outlook for the technology and telecommunications sectors, few of these stocks now look attractive--even at today's dramatically lower share prices. Most companies that are fundamentally sound are still too expensive, and those that look cheap at first glance actually have serious problems justifying deep discounts. The Fund continues to monitor both sectors carefully.

Since the bursting of the technology bubble in March 2000, value stocks have outperformed growth stocks by an extraordinarily wide margin. Additionally, small-cap stocks have outperformed large-cap stocks during the six-month period. We continue to seek many compelling investment opportunities in the small-cap value domain.


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN SMALL CAP VALUE FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

[PHOTO] John D. Carifa

[PHOTO] Andrew Moloff

[PHOTO] Gregory R. Sawers

Portfolio Managers, Andrew Moloff and Gregory R. Sawers, have over 30 years of combined investment experience.

Thank you for your interest and investment in AllianceBernstein Small Cap Value Fund. We look forward to reporting to you on market activity and the Fund's investment results in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Andrew Moloff

Andrew Moloff
Vice President


/s/ Gregory R. Sawers

Gregory R. Sawers
Vice President


--------------------------------------------------------------------------------
4 o ALLIANCEBERNSTEIN SMALL CAP VALUE FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
May 31, 2001 (unaudited)

INCEPTION DATES         PORTFOLIO STATISTICS
Class A Shares          Net Assets ($mil): $28.5
3/29/01
Class B Shares
3/29/01
Class C Shares
3/29/01

SECTOR BREAKDOWN
 19.9% Financial
 15.1% Industrial Commodities
 14.0% Utilities
  9.9% Capital Equipment
  8.1% Consumer Cyclicals                   [PIE CHART OMITTED]
  5.7% Technology
  4.7% Energy
  3.8% Consumer Staples
  3.1% Non-Financial
  1.3% Consumer Growth

 14.4% Short-Term

HOLDING TYPE
 84.5% Domestic Equity
  1.1% Foreign Equity

 14.4% Short-Term                           [PIE CHART OMITTED]

All data as of May 31, 2001. The Fund's sector breakdown and holding types are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN SMALL CAP VALUE FUND o 5

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

CUMULATIVE TOTAL RETURNS AS OF MAY 31, 2001

Class A Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
     Since Inception*               8.40%                     3.83%

Class B Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
     Since Inception*               8.40%                     4.40%

Class C Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
     Since Inception*               8.30%                     7.30%

SEC CUMULATIVE TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (JUNE 30, 2001)

                            Class A           Class B         Class C
                            Shares            Shares          Shares
--------------------------------------------------------------------------------
     Since Inception*         5.36%             5.90%           8.80%

The Fund's investment results represent cumulative total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund may at times be concentrated in a particular sector or industry group and, therefore, may be subject to greater risk. The Fund can invest in small to mid-capitalization companies. These investments may be more volatile than investments in large capitalization companies.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* Inception date for all share classes: 3/29/01.


--------------------------------------------------------------------------------
6 o ALLIANCEBERNSTEIN SMALL CAP VALUE FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
May 31, 2001 (unaudited)

                                                                   Percent of
Company                                         Value              Net Assets
--------------------------------------------------------------------------------
Nucor Corp.                                $  409,760                    1.5%
--------------------------------------------------------------------------------
UnionBanCal Corp.                             404,460                    1.4
--------------------------------------------------------------------------------
SUPERVALU, Inc.                               396,780                    1.4
--------------------------------------------------------------------------------
Pacific Century Financial Corp.               394,720                    1.4
--------------------------------------------------------------------------------
Cooper Industries, Inc.                       380,300                    1.3
--------------------------------------------------------------------------------
Goodyear Tire & Rubber Co.                    378,430                    1.3
--------------------------------------------------------------------------------
Tosco Corp.                                   374,550                    1.3
--------------------------------------------------------------------------------
Lubrizol Corp.                                372,360                    1.3
--------------------------------------------------------------------------------
Northeast Utilities                           367,484                    1.3
--------------------------------------------------------------------------------
Post Properties, Inc.                         364,700                    1.3
--------------------------------------------------------------------------------
                                           $3,843,544                   13.5%

MAJOR PORTFOLIO CHANGES
March 29, 2001(a) to May 31, 2001 (unaudited)

                                            ------------------------------------
                                                            Shares
                                            ------------------------------------
Purchases                                      Bought    Holdings 5/31/01
--------------------------------------------------------------------------------
Arrow Electronics, Inc.                        14,100              14,100
--------------------------------------------------------------------------------
BancorpSouth, Inc.                             24,800              24,800
--------------------------------------------------------------------------------
Beckman Coulter, Inc.                           9,500               9,500
--------------------------------------------------------------------------------
Crompton Corp.                                 32,000              32,000
--------------------------------------------------------------------------------
Lubrizol Corp.                                 12,000              12,000
--------------------------------------------------------------------------------
Nucor Corp.                                     8,000               8,000
--------------------------------------------------------------------------------
Post Properties, Inc.                          10,000              10,000
--------------------------------------------------------------------------------
Sierra Pacific Resources                       23,500              23,500
--------------------------------------------------------------------------------
SUPERVALU, Inc.                                25,500              25,500
--------------------------------------------------------------------------------
UnionBanCal Corp.                              12,600              12,600
--------------------------------------------------------------------------------

(a) Commencement of operations.


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN SMALL CAP VALUE FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
May 31, 2001 (unaudited)

Company                                                Shares              Value
--------------------------------------------------------------------------------

COMMON STOCKS-83.4%

Financial-19.4%
Major Regional Banks-10.0%
BancorpSouth, Inc. ...........................         24,800         $  361,088
First Tennessee National Corp. ...............         10,000            356,000
Hibernia Corp. Cl.A ..........................         21,000            341,880
Huntington Bancshares, Inc. ..................         22,500            337,050
Pacific Century Financial Corp. ..............         16,000            394,720
SouthTrust Corp. .............................         13,400            334,598
UnionBanCal Corp. ............................         12,600            404,460
Whitney Holding Corp. ........................          7,500            313,500
                                                                      ----------
                                                                       2,843,296
                                                                      ----------
Property/Casualty Insurance-1.1%
PartnerRe, Ltd. ..............................          5,600            299,880
                                                                      ----------

Real Estate Investment Trust-6.1%
Arden Realty, Inc. ...........................         13,500            332,370
Avalonbay Communities, Inc. ..................          7,200            333,576
Duke-Weeks Realty Corp. ......................         15,000            350,400
Liberty Property Trust .......................         12,400            359,352
Post Properties, Inc. ........................         10,000            364,700
                                                                      ----------
                                                                       1,740,398
                                                                      ----------
Savings & Loan-2.2%
Commercial Federal Corp. .....................         13,200            300,696
Washington Federal, Inc. .....................         13,100            334,050
                                                                      ----------
                                                                         634,746
                                                                      ----------
                                                                       5,518,320
                                                                      ----------
Industrial Commodities-14.6%
Chemicals-4.4%
Cabot Corp. ..................................          6,200            232,562
Crompton Corp. ...............................         32,000            346,560
Cytec Industries, Inc.(a) ....................          8,600            304,010
Lubrizol Corp. ...............................         12,000            372,360
                                                                      ----------
                                                                       1,255,492
                                                                      ----------
Miscellaneous Metals-1.1%
Reliance Steel & Aluminum Co. ................         11,500            314,525
                                                                      ----------

Paper-6.7%
Boise Cascade Corp. ..........................         10,000            352,500
Georgia-Pacific Group ........................          8,800            311,960
Mead Corp. ...................................         10,000            290,000
Smurfit-Stone Container Corp.(a) .............         23,500            351,795
Temple-Inland, Inc. ..........................          5,700            302,727
Westvaco Corp. ...............................         12,000            305,280
                                                                      ----------
                                                                       1,914,262
                                                                      ----------


--------------------------------------------------------------------------------
8 o ALLIANCEBERNSTEIN SMALL CAP VALUE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                Shares              Value
--------------------------------------------------------------------------------

Steel-1.4%
Nucor Corp. ..................................          8,000         $  409,760
                                                                      ----------
Containers-1.0%
Owens-Illinois, Inc.(a) ......................         39,500            278,870
                                                                      ----------
                                                                       4,172,909
                                                                      ----------
Utilities-13.7%
Electric Companies-13.7%
Alliant Energy Corp. .........................         11,000            338,250
Cinergy Corp. ................................         10,000            353,500
Consolidated Edison, Inc. ....................          7,700            301,455
FirstEnergy Corp. ............................          9,000            275,850
Northeast Utilities ..........................         19,100            367,484
NSTAR ........................................          7,200            304,344
OGE Energy Corp. .............................         16,000            352,160
Potomac Electric Power Co. ...................         13,400            296,944
Public Service Co. of New Mexico .............          9,300            336,381
Sierra Pacific Resources .....................         23,500            361,900
Wisconsin Energy Corp. .......................         11,500            267,950
WPS Resources Corp. ..........................         10,100            334,411
                                                                      ----------
                                                                       3,890,629
                                                                      ----------
Capital Equipment-9.6%
Auto Trucks-Parts-4.7%
BorgWarner, Inc. .............................          7,300            330,325
Dana Corp. ...................................         16,000            344,320
Eaton Corp. ..................................          4,500            351,900
Modine Manufacturing Co. .....................         12,500            318,125
                                                                      ----------
                                                                       1,344,670
                                                                      ----------
Electrical Equipment-1.3%
Cooper Industries, Inc. ......................         10,000            380,300
                                                                      ----------

Machinery-2.5%
Kennametal, Inc. .............................          9,900            347,787
Lincoln Electric Holdings, Inc. ..............         15,000            358,200
                                                                      ----------
                                                                         705,987
                                                                      ----------
Miscellaneous Capital Goods-1.1%
Parker-Hannifin Corp. ........................          6,300            304,353
                                                                      ----------
                                                                       2,735,310
                                                                      ----------
Consumer Cyclicals-7.9%
Apparel Manufacturing.-1.2%
V. F. Corp. ..................................          8,400            347,424
                                                                      ----------
Autos & Auto Parts-2.2%
Genuine Parts Co. ............................         10,500            299,985
Johnson Controls, Inc. .......................          4,700            330,880
                                                                      ----------
                                                                         630,865
                                                                      ----------
Home Furnishings-1.2%
Leggett & Platt, Inc. ........................         14,900            326,608
                                                                      ----------


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN SMALL CAP VALUE FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                Shares              Value
--------------------------------------------------------------------------------

Household-Appliances/Durables-1.0%
Harman International Industries, Inc. ........          8,300         $  294,650
                                                                      ----------

Miscellaneous-1.0%
Newell Rubbermaid, Inc. ......................         11,200            283,024
                                                                      ----------

Tire & Rubber Goods-1.3%
Goodyear Tire & Rubber Co. ...................         13,000            378,430
                                                                      ----------
                                                                       2,261,001
                                                                      ----------

Technology-5.6%
Communication-Equip. Mfrs.-1.2%
Andrew Corp.(a) ..............................         19,400            334,068
                                                                      ----------

Computer/Instrumentation-1.6%
Adaptec, Inc. ................................         28,700            102,492
Arrow Electronics, Inc.(a) ...................         14,100            355,038
                                                                      ----------
                                                                         457,530
                                                                      ----------
Miscellaneous Industrial Technology-2.8%
Avnet, Inc. ..................................         13,200            325,248
SCI Systems, Inc.(a) .........................          7,000            165,270
Tech Data Corp.(a) ...........................         10,000            300,200
                                                                      ----------
                                                                         790,718
                                                                      ----------
                                                                       1,582,316
                                                                      ----------
Energy-4.6%
Oil-Crude Products-1.2%
Valero Energy Corp. ..........................          7,500            330,675
                                                                      ----------

Oils-Integrated Domestic-3.4%
Amerada Hess Corp. ...........................          4,000            342,560
Occidental Petroleum Corp. ...................          8,800            263,736
Tosco Corp. ..................................          7,500            374,550
                                                                      ----------
                                                                         980,846
                                                                      ----------
                                                                       1,311,521
                                                                      ----------
Consumer Staples-3.7%
Foods-2.3%
Corn Products International, Inc. ............         12,500            358,125
Interstate Bakeries Corp. ....................         20,000            299,000
                                                                      ----------
                                                                         657,125
                                                                      ----------
Retail Stores-Food-1.4%
SUPERVALU, Inc. ..............................         25,500            396,780
                                                                      ----------
                                                                       1,053,905
                                                                      ----------


--------------------------------------------------------------------------------
10 o ALLIANCEBERNSTEIN SMALL CAP VALUE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                     Shares or
                                                     Principal
                                                        Amount
Company                                                  (000)             Value
--------------------------------------------------------------------------------

Non-Financial-3.0%
Building Materials-1.0%
American Standard Cos., Inc.(a) .................       4,100       $    273,183
                                                                    ------------

Miscellaneous Building-2.0%
Harsco Corp. ....................................      10,400            283,920
Sherwin-Williams Co. ............................      13,600            290,224
                                                                    ------------
                                                                         574,144
                                                                    ------------
                                                                         847,327
                                                                    ------------
Consumer Growth-1.3%
Hospital Supplies-1.3%
Beckman Coulter, Inc. ...........................       9,500            358,625
                                                                    ------------

Total Common Stocks
  (cost $22,395,600) ............................                     23,731,863
                                                                    ------------

SHORT-TERM INVESTMENT-14.0%
Time Deposit-14.0%
State Street Euro Dollar
  3.50%, 6/01/01
  (amortized cost $3,995,000) ...................      $3,995          3,995,000
                                                                    ------------

Total Investments-97.4%
(cost $26,390,600) ..............................                     27,726,863
Other assets less liabilities-2.6% ..............                        746,113
                                                                    ------------
Net Assets-100% .................................                   $ 28,472,976
                                                                    ============

(a) Non-income producing security.

    See notes to financial statements.


--------------------------------------------------------------------------------
                                     ALLIANCEBERNSTEIN SMALL CAP VALUE FUND o 11

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
May 31, 2001 (unaudited)

Assets
Investments in securities, at value (cost $26,390,600) .....       $ 27,726,863
Cash .......................................................                260
Receivable for shares of beneficial interest sold ..........          1,687,594
Receivable for investments securities sold .................            231,812
Deferred offering costs ....................................            105,729
Dividends and interest receivable ..........................             53,892
Receivable due from adviser ................................             32,401
                                                                   ------------
Total Assets ...............................................         29,838,551
                                                                   ------------
Liabilities
Payable for investment securities purchased ................          1,150,466
Distribution fee payable ...................................             15,088
Accrued expenses and other liabilities .....................            200,021
                                                                   ------------
Total liabilities ..........................................          1,365,575
                                                                   ------------
Net Assets .................................................       $ 28,472,976
                                                                   ============
Composition of Net Assets
Shares of beneficial interest, at par ......................       $         26
Additional paid-in capital .................................         27,132,456
Undistributed net investment income ........................              5,473
Accumulated net realized loss on investments ...............             (1,242)
Net unrealized appreciation of investments .................          1,336,263
                                                                   ------------
                                                                   $ 28,472,976
                                                                   ============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
  ($7,568,066 / 697,908 shares of beneficial interest
  issued and outstanding) ..................................             $10.84
Sales charge-4.25% of public offering price ................                .48
                                                                         ------
Maximum offering price .....................................             $11.32
                                                                         ======
Class B Shares
Net asset value and offering price per share
  ($11,147,294 / 1,028,816 shares of beneficial interest
  issued and outstanding) ..................................             $10.84
                                                                         ======
Class C Shares
Net asset value and offering price per share
  ($8,733,091 / 806,280 shares of beneficial interest
  issued and outstanding) ..................................             $10.83
                                                                         ======
Advisor Class Shares
Net asset value, redemption and offering price per share
  ($1,024,525 / 94,370 shares of beneficial interest
  issued and outstanding) ..................................             $10.86
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN SMALL CAP VALUE FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
March 29, 2001(a) to May 31, 2001 (unaudited)

Investment Income
Dividends ................................        $  80,264
Interest .................................           15,291         $    95,555
                                                  ---------
Expenses
Advisory fee .............................           29,922
Distribution fee - Class A ...............            1,936
Distribution fee - Class B ...............           11,002
Distribution fee - Class C ...............           11,312
Organization expenses ....................           36,569
Amortization of offering expenses ........           22,352
Administrative ...........................           22,000
Custodian ................................           12,915
Audit and legal ..........................            9,324
Transfer agency ..........................            7,496
Printing .................................            5,166
Directors' fees ..........................            3,300
Registration .............................              378
Miscellaneous ............................              732
                                                  ---------
Total expenses ...........................          174,404
Less: expenses waived and reimbursed
  by the Adviser (See Note B) ............          (84,322)
                                                  ---------
Net expenses .............................                               90,082
                                                                    -----------
Net investment income ....................                                5,473
                                                                    -----------
Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized loss on investment
  transactions ...........................                               (1,242)
Net change in unrealized
  appreciation/depreciation
  of investments .........................                            1,336,263
                                                                    -----------
Net gain on investments ..................                            1,335,021
                                                                    -----------
Net Increase in Net Assets from
  Operations .............................                          $ 1,340,494
                                                                    ===========

(a) Commencement of operations.

    See notes to financial statements.


--------------------------------------------------------------------------------
                                     ALLIANCEBERNSTEIN SMALL CAP VALUE FUND o 13

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                               March 29, 2001(a)
                                                                      to
                                                                  May 31, 2001
                                                                  (unaudited)
                                                               ================
Increase (Decrease) in Net Assets
from Operations
Net investment income ......................................   $          5,473
Net realized loss on investment transactions ...............             (1,242)
Net change in unrealized appreciation/depreciation
   of investments ..........................................          1,336,263
                                                               ----------------
Net increase in net assets from operations .................          1,340,494
Transactions in Shares of Beneficial Interest
Net increase ...............................................         27,107,482
                                                               ----------------
Total increase .............................................         28,447,976
Net Assets
Beginning of period ........................................             25,000
                                                               ----------------
End of period (including undistributed net
   investment income of $5,473) .............................  $     28,472,976
                                                               ================

(a) Commencement of operations.

    See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN SMALL CAP VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
May 31, 2001 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the "Trust"), was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of four funds (the "Funds"), the Global Value Fund, the International Value Fund, the Small Cap Value Fund and the Value Fund. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Small Cap Value Fund. The Fund commenced operations on March 29, 2001. The Small Cap Value Fund (the "Fund") offers Class A, Class B , Class C and Advisor Class shares. Prior to commencement of operations on March 29, 2001, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 2,480 shares of Class A and 10 shares of each of Class B and Class C for the aggregate amount of $24,800 for Class A shares and $100 for each of Class B and Class C shares on February 15, 2001. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange, or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities


--------------------------------------------------------------------------------
                                     ALLIANCEBERNSTEIN SMALL CAP VALUE FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains and losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Organization and Offering Expenses

Organization expenses of $35,150 were charged to the Fund as incurred prior to commencement of operations and reimbursed by the Adviser. Offering expenses of $129,500 have been deferred and are being amortized on a straight-line basis over a one year period.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions


--------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN SMALL CAP VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

6. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), a fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly.

The Fund and the Adviser have entered into an Expense Limitation Agreement (the "Agreement"), dated January 31, 2001, under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses for the period from December 12, 2000 (date of organization of the Fund) to March 27, 2002, to the extent necessary to prevent total fund operating expenses from exceeding the annual rate of 2.50% of average daily net assets for Class A shares, 3.20% of average daily net assets for Class B shares and Class C shares and 2.20% for Advisor Class shares, respectively. Under the Agreement, any waivers or reimbursements made by the Adviser during this period are subject to repayment by the Fund in subsequent periods, but no later than March 27, 2004, provided that repayment does not result in the Fund's aggregate expenses in those subsequent periods exceeding the foregoing expense limitations. Further, the aggregate repayment to the Adviser will not exceed the sum of the Fund's organization costs and initial offering expenses. For the period ended May 31, 2001, expenses in the amount of $152,404 were waived and reimbursed by the Adviser that are subject to repayment.

Effective July 2, 2001, the Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.40% of average daily net assets for Class A shares, 2.10% of average daily net assets for Class B shares and Class C shares and 1.10% of average daily net assets for Advisor Class shares.


--------------------------------------------------------------------------------
                                     ALLIANCEBERNSTEIN SMALL CAP VALUE FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Pursuant to the Advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the period ended May 31, 2001, the Adviser agreed to waive its fees. Such waiver amounted to $22,000.

The Fund compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $6,244 for the period ended May 31, 2001.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $5,209 from the sale of Class A shares and $1,439 and $96 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the period ended May 31, 2001.

Brokerage commissions paid on investment transactions for the period ended May 31, 2001 amounted to $41,524, of which $26,333 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $301,794 and $66,349 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $22,779,294 and $231,812, respectively, for the period ended May 31, 2001. There were no purchases or sales of U.S. government and government agency obligations for the period ended May 31, 2001.

At May 31, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized apprecia-


--------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN SMALL CAP VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

tion of investments was $1,471,455 and gross unrealized depreciation of investments was $135,192, resulting in net unrealized appreciation of $1,336,263.

NOTE E

Shares of Beneficial Interest

There is an unlimited number of $0.00001 par value shares of beneficial interest authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Transactions in shares of beneficial interest were as follows:

                                                -------------      ------------
                                                   Shares             Amount
                                                -------------      ------------
                                                    March 29,         March 29,
                                                   2001(a) to        2001(a) to
                                                 May 31, 2001      May 31, 2001
                                                  (unaudited)       (unaudited)
                                                -------------------------------
Class A
Shares sold                                          741,868       $  7,745,645
-------------------------------------------------------------------------------
Shares redeemed                                      (46,440)          (477,221)
-------------------------------------------------------------------------------
Net increase                                         695,428       $  7,268,424
===============================================================================

Class B
Shares sold                                        1,055,750       $ 10,941,089
-------------------------------------------------------------------------------
Shares redeemed                                      (26,944)          (289,184)
-------------------------------------------------------------------------------
Net increase                                       1,028,806       $ 10,651,905
===============================================================================

Class C
Shares sold                                          821,605       $  8,384,425
-------------------------------------------------------------------------------
Shares redeemed                                      (15,335)          (165,599)
-------------------------------------------------------------------------------
Net increase                                         806,270       $  8,218,826
===============================================================================

Advisor Class
Shares sold                                           96,010       $    985,458
-------------------------------------------------------------------------------
Shares redeemed                                       (1,640)           (17,131)
-------------------------------------------------------------------------------
Net increase                                          94,370       $    968,327
===============================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended May 31, 2001.

(a) Commencement of operations.


--------------------------------------------------------------------------------
                                     ALLIANCEBERNSTEIN SMALL CAP VALUE FUND o 19

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                       -----------      -----------      -----------      -------------
                                         Class A          Class B          Class C        Advisor Class
                                       -----------      -----------      -----------      -------------
                                         March 29,        March 29,        March 29,         March 29,
                                        2001(a) to       2001(a) to       2001(a) to        2001(a) to
                                           May 31,          May 31,          May 31,           May 31,
                                              2001             2001             2001              2001
                                       (unaudited)      (unaudited)      (unaudited)       (unaudited)
                                       ---------------------------------------------------------------
Net asset value, beginning
  of period.........................    $    10.00       $    10.00       $    10.00        $    10.00
                                       ---------------------------------------------------------------
Income from Investment Operations
Net investment income (loss)(b)(c)..           .02               -0-            (.01)              .02
Net realized and unrealized gain
  on investment transactions........           .82              .84              .84               .84
                                       ---------------------------------------------------------------
Net increase in net asset
  value from operations.............           .84              .84              .83               .86
                                       ---------------------------------------------------------------
Net asset value, end of period......    $    10.84       $    10.84       $    10.83        $    10.86
                                       ===============================================================
Total Return
Total investment return based
  on net asset value(d).............          8.40%            8.40%            8.30%             8.60%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)...................        $7,568          $11,147           $8,733            $1,025
Ratio to average net assets of:
  Expenses, net of waivers/
  reimbursements(e).................          2.50%            3.20%            3.20%             2.20%
  Expenses, before waivers/
  reimbursements(e).................          4.77%            5.39%            7.04%             4.14%
  Net investment income (loss)(e)...           .88%             .10%            (.22)%            1.00%
Portfolio turnover rate.............             2%               2%               2%                2%

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c)   Net of expenses waived/reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e)   Annualized.


--------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN SMALL CAP VALUE FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

Refers to a distinct part of the economy, for example, the technology sector.

small capitalization or small-cap company

Refers to a company with a relatively small market capitalization.


--------------------------------------------------------------------------------
                                     ALLIANCEBERNSTEIN SMALL CAP VALUE FUND o 21

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $433 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 56 of the FORTUNE 100 companies and public retirement funds in 36 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 620 investment professionals in 35 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/01.


--------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN SMALL CAP VALUE FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements

      Sign up to view your quarterly account statement on-line, rather than wait to receive paper copies in the mail--it's easy, convenient and saves you time and storage space.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, including daily pricing, make additional investments, exchange between Alliance funds and view fund performance.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                     ALLIANCEBERNSTEIN SMALL CAP VALUE FUND o 23

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Andrew Moloff, Vice President
Gregory R. Sawers, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Ropes & Gray
One International Plaza
Boston, MA 02110

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Accountants

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1) Member of the Audit Committee.


--------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN SMALL CAP VALUE FUND

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds
All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                     ALLIANCEBERNSTEIN SMALL CAP VALUE FUND o 25

AllianceBernstein Small Cap Value Fund

1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

ACBVISCVSR501